UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

_________________

Date of Report (Date of earliest event reported): December 21, 2012

InspireMD, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-54335	26-2123838
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Menorat Hamaor St. Tel Aviv, Israel	67448
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 972-3-691-7691

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03            Material Modifications to Rights of Securities Holders.

On December 21, 2012, InspireMD, Inc. (the “Company”) held its annual meeting of stockholders. The following five proposals were submitted to the stockholders at the Meeting:

(1)	Election of two Class 1 directors to serve on the Company’s board of directors for a term of three years or until their successors are elected and qualified, for which the following are nominees: Sol J. Barer, Ph.D. and Paul Stuka.

(2)	A proposal to amend the InspireMD, Inc. 2011 UMBRELLA Option Plan (the “UMBRELLA Plan”) to increase the total number of shares of common stock authorized for issuance under such plan by 5,000,000 shares and to permit the awarding of “incentive stock options” pursuant to the U.S. portion of the plan.

(3)	An advisory vote on executive compensation as disclosed in the proxy materials.

(4)	An advisory vote on whether an advisory vote on executive compensation should be held every one, two or three years.

(5)	Ratification of the appointment of Kesselman & Kesselman, Certified Public Accountants, as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2013.

For more information about the foregoing proposals, see the Company’s definitive proxy statement dated November 9, 2012. Holders of the Company’s common stock were entitled to one vote per share. The number of votes cast for and against and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below:

1.	Election of two Class 1 directors to serve on the Company’s board of directors for a term of three years or until their successors are elected and qualified.

Director	For	Withheld	Broker Non-Votes
Sol J. Barer, Ph.D.	40,138,390	308,858	10,442,296
Paul Stuka	40,194,107	253,141	10,442,296

2.	Approval of the amendment to the UMBRELLA Plan.

For	Against	Abstain	Broker Non-Votes
38,432,711	2,002, 872	11,665	10,442,296

3.	Advisory vote on executive compensation.

For	Against	Abstain	Broker Non-Votes
39,972,961	462,622	11,665	10,442,296

4.	Advisory vote on whether an advisory vote on executive compensation should be held every one, two or three years.

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
17,820,391	2,095,392	20,519,800	11,665	10,442,296

5.	Ratification of the appointment of Kesselman & Kesselman, Certified Public Accountants, as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2013.

For	Against	Abstain
50,885,738	2,000	1,806

In light of the outcome of the advisory vote on whether an advisory vote on executive compensation should be held every one, two or three years, the Company intends to hold such an advisory vote every three years.

Item 9.01             Financial Statements and Exhibits.

(d)            Exhibits

Exhibit Number	Description
10.1	Second Amendment to the InspireMD, Inc. Amended and Restated 2011 UMBRELLA Option Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

inspiremd, inc.

By:	/s/ Craig Shore
Name: Craig Shore Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Second Amendment to the InspireMD, Inc. Amended and Restated 2011 UMBRELLA Option Plan